UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material Pursuant to §240.14a-12

Oncocyte Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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April 29, 2024

Dear Shareholder:

You are cordially invited to attend the 2024 Annual Meeting of Shareholders (the “Meeting) of Oncocyte Corporation (“Oncocyte”) which will be held virtually on Friday, June 28, 2024, at 10:00 a.m. Pacific Time online through https://web.lumiconnect.com/259974801.

The Notice and Proxy Statement on the following pages contain details concerning the business to come before the Meeting and instructions on how to gain admission online. Management will report on current operations, and there will be an opportunity for discussion concerning Oncocyte and its activities. Please sign and return your proxy card in the enclosed envelope to ensure that your shares will be represented and voted at the virtual Meeting even if you cannot attend. You are urged to sign and return the enclosed proxy card even if you plan to attend the virtual Meeting.

Peter Hong

Secretary

NOTICE OF VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

To Be Held Friday, June 28, 2024

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Shareholders (the “Meeting”) of Oncocyte Corporation (“Oncocyte,” “we,” or “our”) will be held virtually on Friday, June 28, 2024, at 10:00 a.m. Pacific Time online through https://web.lumiconnect.com/259974801 for the following purposes:

1. To elect the following four (4) director nominees to hold office until the next Annual Meeting of Shareholders or until their earlier death, resignation, or removal: Joshua Riggs, Andrew Arno, Andrew J. Last and Louis E. Silverman;

2. To ratify the appointment of Marcum LLP as Oncocyte’s independent registered public accounting firm for the year ending December 31, 2024; and

3. To approve, on a non-binding advisory basis, Oncocyte’s named executive officer compensation for the year ended December 31, 2023.

We may also transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on April 29, 2024 as the record date for determining shareholders entitled to receive notice of and to vote at the Meeting or any postponements or adjournments thereof.

This year we have made arrangements for our shareholders to attend and participate at the Meeting through an online electronic video screen communication at https://web.lumiconnect.com/259974801. If you wish to attend the Meeting online you will need to gain admission in the manner described in the Proxy Statement. Although the Meeting will not be held in person, shareholders will, to the extent possible, be afforded the same rights and opportunities to participate at the virtual Meeting similarly to how they would participate at an in-person meeting.

Whether or not you expect to attend the Meeting online, you are urged to sign and date the enclosed form of proxy and return it promptly so that your shares may be represented and voted at the Meeting. If you should be present at the virtual Meeting, your proxy will be returned to you if you so request.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held June 28, 2024.

The Letter to Shareholders, Notice of Meeting and Proxy Statement, and Annual Report on Form 10-K,

are available at: https://www.astproxyportal.com/ast/27464

By Order of the Board of Directors,

Peter Hong

Secretary

Irvine, California

April 29, 2024

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our business operations, executive compensation decisions, the composition of our board of directors and its committees, and other future events. You can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in Item 1A, “Risk Factors,” and elsewhere, in our Annual Report on Form 10-K for the year ended December 31, 2023, as well as the other reports we file with the Securities and Exchange Commission. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

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VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Friday, June 28, 2024

PROXY STATEMENT

This Proxy Statement is solicited on behalf of the Board of Directors of Oncocyte Corporation (the “Company,” “Oncocyte,” “we,” “us,” or “our”) for use at our 2024 Annual Meeting of Stockholders (the “Meeting) to be held virtually via a live webcast on Friday, June 28, 2024, at 10:00 a.m. Pacific Time, or at any postponements or adjournments thereof.

You can attend the Meeting online, submit your questions and vote your shares virtually online through https://web.lumiconnect.com/259974801.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q: Why have I received this Proxy Statement?

We are holding the Meeting for the purposes stated in the accompanying Notice of Virtual Annual Meeting of Shareholders (the “Notice”), which includes: (1) electing the following four director nominees to hold office until the next Annual Meeting of Shareholders or until their earlier death, resignation, or removal: Joshua Riggs, Andrew Arno, Andrew J. Last and Louis E. Silverman; (2) ratifying the appointment of Marcum LLP as Oncocyte’s independent registered public accounting firm for the year ending December 31, 2024; and (3) approving, on a non-binding advisory basis, Oncocyte’s named executive officer compensation for the year ended December 31, 2023. We may also transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

At the Meeting, our management will also report on current operations, and there will be an opportunity for discussion concerning Oncocyte and its activities. This Proxy Statement contains information about those matters, relevant information about the Meeting, and other information that we are required to include in a proxy statement under the Securities and Exchange Commission’s (“SEC”) regulations.

Q: Who is soliciting my proxy?

The accompanying proxy is solicited by our Board of Directors, for use at the Meeting to be held virtually via an online electronic video screen communication.

Q: Who is entitled to vote at the Meeting?

Only shareholders of record at the close of business on April 29, 2024 (the “Record Date”) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 13,364,637 shares of Oncocyte common stock, no par value, issued and outstanding, which constitutes the only class of Oncocyte voting securities outstanding.

Q: What percentage of the vote is required to elect directors or to approve the other matters that are being presented for a vote by shareholders?

For Proposal No. 1, directors will be elected by the affirmative vote of a majority of the shares of common stock represented and voting at the Meeting at which a quorum is present, provided that the shares voting affirmatively also constitute at least a majority of the required quorum. Proposal Nos. 2 and 3 require the affirmative vote of a majority of the shares of common stock represented at the Meeting, provided that a quorum is present. A quorum consists of a majority of the outstanding shares of common stock entitled to vote. Both abstentions and broker non-votes described in the questions below are counted for the purpose of determining the presence of a quorum. Notwithstanding the foregoing, if a quorum is not present, the Meeting may be adjourned by a vote of a majority of the shares present or by proxy.

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Q: How many votes do my shares represent?

Each share of Oncocyte common stock is entitled to one vote in all matters that may be acted upon at the Meeting. Cumulative voting will not be available in the election of directors at the Meeting.

Q: What are my choices when voting?

In Proposal No. 1, the election of directors, you may vote “FOR” or “AGAINST” each director nominee or you may “ABSTAIN”. For Proposal Nos. 2 and 3, you may vote “FOR,” “AGAINST,” or “ABSTAIN”. Properly executed proxies in the accompanying form that are received at or before the Meeting will be voted in accordance with the directions noted on the proxies.

Q: What are the effects of abstentions and broker non-votes?

An abstention represents a shareholder’s affirmative choice to decline to vote on a proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum. For Proposal No. 1, directors will be elected by the affirmative vote of a majority of the shares of common stock represented and voting at the Meeting at which a quorum is present, provided that the shares voting affirmatively also constitute at least a majority of the required quorum, thus abstentions will have no impact on the outcome of Proposal 1 as long as a quorum exists. Proposal Nos. 2 and 3 require the affirmative vote of a majority of the shares of common stock represented at the Meeting, provided that a quorum is present, thus abstentions will have the same effect as a vote against such proposals.

A broker non-vote occurs when a broker or other nominee holding shares for a Beneficial Owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the Beneficial Owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Meeting, but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not affect the outcome of the vote on Proposal Nos. 1, 2 or 3. Please see “What if I do not specify how I want my shares voted?” below for additional information about broker non-votes.

Q: How can I vote at the Meeting?

If you are a shareholder of record and you attend the Meeting online, you may vote your shares at the Meeting in the manner provided for internet voting. However, if you are a “street name” holder, you may vote your shares online only if you obtain a signed proxy from your broker or nominee giving you the right to vote your shares. Please refer to additional information in the “HOW TO ATTEND THE ANNUAL MEETING” portion of this Proxy Statement.

Even if you currently plan to attend the Meeting online, we recommend that you also submit your proxy first so that your vote will be counted if you later decide not to attend the Meeting.

Q: Can I still attend and vote at the Meeting if I submit a proxy?

You may attend the Meeting through online participation whether or not you have previously submitted a proxy. If you previously gave a proxy, your attendance at the Meeting online will not revoke your proxy unless you also vote through internet voting during your online participation at the Meeting.

Q: Can I change my vote after I submit my proxy form?

You may revoke your proxy at any time before it is voted. If you are a shareholder of record and you wish to revoke your proxy you must do one of the following things:

●	deliver to the Secretary of Oncocyte a written revocation; or

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●	deliver to the Secretary of Oncocyte a signed proxy bearing a date subsequent to the date of the proxy being revoked; or

●	attend the Meeting and vote through internet voting during online participation.

If you are a “beneficial owner” of shares “held in street name” you should follow the directions provided by your bank, broker, or other agent regarding how to revoke your proxy.

Q: What are the Board of Directors’ recommendations?

The Board of Directors recommends that our shareholders vote “FOR” (1) each of the following four director nominees to hold office until the next Annual Meeting of Shareholders or until their earlier death, resignation, or removal: Joshua Riggs, Andrew Arno, Andrew J. Last and Louis E. Silverman; (2) ratifying the appointment of Marcum LLP as Oncocyte’s independent registered public accounting firm for the year ending December 31, 2024; and (3) approving, on a non-binding advisory basis, Oncocyte’s named executive officer compensation for the year ended December 31, 2023.

Q: What if I do not specify how I want my shares voted?

Shareholders of Record. If you are a shareholder of record and you sign and return a proxy form that does not specify how you want your shares voted on a matter, your shares will be voted “FOR” (1) each of the following four director nominees to hold office until the next Annual Meeting of Shareholders or until their earlier death, resignation, or removal: Joshua Riggs, Andrew Arno, Andrew J. Last and Louis E. Silverman; (2) ratifying the appointment of Marcum LLP as Oncocyte’s independent registered public accounting firm for the year ending December 31, 2024; and (3) approving, on a non-binding advisory basis, Oncocyte’s named executive officer compensation for the year ended December 31, 2023.

Beneficial Owners. If you are a beneficial owner and you do not provide your bank, broker, or other agent with voting instructions, the bank, broker, or other agent will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the various national and regional securities exchanges, your bank, broker, or other agent holding your shares cannot vote on “non-routine” proposals, such as Proposal Nos. 1 and 3, but may vote on “routine” proposals, such as Proposal No. 2. If you hold your shares in street name and you do not instruct your bank, broker, or other agent how to vote on those matters as to which banks, brokers, or other agents are not permitted to vote without your instructions, no votes will be cast on your behalf on those matters. This is generally referred to as a “broker non-vote.”

Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record. You are a shareholder of record if at the close of business on the Record Date your shares were registered directly in your name with Equiniti Trust Company LLC, our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held in the name of a bank, broker, or other agent and not in your name. Being a beneficial owner means that, like most of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your bank, broker, or other agent how to vote your shares by following the voting instructions your bank, broker, or other agent provides. If you do not provide your bank, broker, or other agent with instructions on how to vote your shares, your bank, broker, or other agent will be able to vote your shares with respect to Proposal No. 2 but not for Proposal Nos. 1 and 3. Please see “What if I do not specify how I want my shares voted?” above for additional information.

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Q: What if any matters not mentioned in the Notice or this Proxy Statement come up for vote at the Meeting?

The Board of Directors does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice. As of the date of this Proxy Statement, no shareholder has notified us of any other business that may properly come before the Meeting. If other matters requiring the vote of the shareholders properly come before the Meeting, then it is the intention of the persons named in the accompanying form of proxy to vote the proxy held by them in accordance with their judgment on such matters.

The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (1) matters that the Board of Directors did not know, a reasonable time before the mailing of the notice of the Meeting, would be presented at the Meeting; and (2) matters incidental to the conduct of the Meeting.

Q: Who will bear the cost of soliciting proxies for use at the Meeting?

Oncocyte will bear all of the costs of the solicitation of proxies for use at the Meeting. In addition to the use of the mails, proxies may be solicited by a personal interview, telephone, facsimile, via the internet, an overnight delivery service and telegram by our directors, officers, and employees, who will undertake such activities without additional compensation. Banks, brokerage houses, and other institutions, nominees, or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the common stock held of record by such persons and entities and will be reimbursed for their reasonable expense incurred in connection with forwarding such material.

Q: How can I attend and vote at the Meeting?

If you plan on attending the Meeting online, please read the “HOW TO ATTEND THE ANNUAL MEETING” section at the end of this Proxy Statement for information about how to attend and participate in the Meeting online.

ELIMINATING DUPLICATE MAILINGS

Oncocyte has adopted a procedure called “householding.” Under this procedure, we may deliver a single copy of this Proxy Statement and our Annual Report to multiple shareholders who share the same address, unless we receive contrary instructions from one or more of the shareholders. This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. This procedure reduces the environmental impact of our annual meetings and reduces our printing and mailing costs. Shareholders participating in householding will continue to receive separate proxy cards.

We will deliver separate copies of this Proxy Statement and our Annual Report to each shareholder sharing a common address if they notify us that they wish to receive separate copies. If you wish to receive a separate copy of this Proxy Statement and our Annual Report, you may contact us by telephone at (949) 409-7600, or by mail at 15 Cushing, Irvine, California 92618. You may also contact us at the above phone number or address if you are presently receiving multiple copies of this Proxy Statement and our Annual Report but would prefer to receive a single copy instead.

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PROPOSAL NO. 1: ELECTION OF DIRECTORS

We currently have four directors and three vacancies on our Board of Directors. Our Board of Directors has nominated Joshua Riggs, Andrew Arno, Andrew J. Last, and Louis E. Silverman for re-election to our Board of Directors. If re-elected at the Meeting, Messrs. Riggs, Arno, Last, and Silverman would serve until our Annual Meeting of Stockholders to be held in 2025 or until their earlier death, resignation, or removal.

Directors and Director Nominees

The following persons are the directors on our Board of Directors (including all of our director nominees) and hold the positions set forth opposite their names.

Name	Age	Director Since	Position
Joshua Riggs	42	2023	President and Chief Executive Officer and Director
Andrew Arno	64	2015	Chairman of the Board of Directors
Andrew J. Last	64	2015	Director
Louis E. Silverman	65	2023	Lead Independent Director

Joshua Riggs, 42, joined our Board of Directors and began serving as our President and Chief Executive Officer in February 2023. Mr. Riggs previously served as our Interim Chief Executive Officer since December 2022, the Company’s General Manager, Transplant from July 2022 to December 2022, and the Company’s Senior Director Business Development from August 2020 until September 2022. From January 2015 to August 2020, Mr. Riggs was the founder and principal of Intelliger Consulting, an organization devoted to consumer driven healthcare, and from January 2016 to July 2020, he was a principal at Bethesda Group, LLC, a boutique consulting group focused on helping small and mid-stage diagnostic companies and investment groups move emerging diagnostic content and platforms to market. Mr. Riggs received a BA in Interdisciplinary Studies from Adelphi University and an MBA from the University of Mississippi.

We believe Mr. Riggs is qualified to serve on our Board of Directors because of his previous leadership experiences and involvement with all aspects of the Company’s business and operations.

Andrew Arno, 64, joined our Board of Directors in June 2015 and was appointed Chairman of the Board of Directors in May 2022. Mr. Arno has 30 years of experience handling a wide range of corporate and financial matters, including work as an investment banker and strategic advisor to emerging growth companies. Since October 2023, he has served as the Managing Member of Unterberg Legacy Capital, LLC. He was previously Vice Chairman of Special Equities Group, LLC, a privately held investment banking firm affiliated with Dawson James Securities Inc., and previously with Bradley Woods & Co. Ltd., and he held that role from June 2019 to March 2023. Prior to joining Special Equities Group, LLC, Mr. Arno served as Vice Chairman at Chardan Capital Markets, LLC, from July 2015 to June 2019. From June 2013 until July 2015, Mr. Arno served as Managing Director of Emerging Growth Equities, an investment bank, and Vice President of Sabr, Inc., a family investment group. He was previously President of LOMUSA Limited, an investment banking firm. From 2009 to 2012, Mr. Arno served as Vice Chairman and Chief Marketing Officer of Unterberg Capital, LLC, an investment advisory firm that he co-founded. He was also Vice Chairman and Head of Equity Capital Markets of Merriman Capital LLC, an investment banking firm, and served on the board of the parent company, Merriman Holdings, Inc. Mr. Arno currently serves on the boards of directors of Smith Micro Software, Inc. and Independa Inc., both software companies, and Comhear Inc., an audio technology R&D company. Mr. Arno previously served as a director of Asterias Biotherapeutics, Inc. from August 2014 until it was acquired by Lineage Cell Therapeutics, Inc. (“Lineage”) in March 2019. Mr. Arno received a BS degree from George Washington University.

We believe Mr. Arno is qualified to serve on our Board of Directors because of his financial expertise and his experience as a director on other public company boards.

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Andrew J. Last, 64, joined our Board of Directors in December 2015. Dr. Last shares with our Board his many years of senior management experience commercializing products internationally in the genomics and life-sciences industries. Since 2023, Dr. Last has served on the Board of CellChorus Inc., a technology company that applies artificial intelligence to visually evaluate the performance of immune cells over time. Since 2019, Dr. Last has served as Executive Vice President and Chief Operating Officer of Bio-Rad Laboratories, Inc., a global leader in developing, manufacturing, and marketing a broad range of innovative products for the life science research and clinical diagnostic markets. From December 2017 to April 2019, Dr. Last previously served as Chief Commercial Officer at Berkeley Lights Inc., a digital cell biology company focused on enabling and accelerating the rapid development and commercialization of biotherapeutics and other cell-based products, and as Chief Operating Officer of Intrexon Corporation, a company using synthetic biology to focus on programming biological systems to alleviate disease, remediate environmental challenges, and provide sustainable food and industrial chemicals from August 2016 to December 2017. From 2010 to 2016, Dr. Last was Executive Vice President and Chief Operating Officer of Affymetrix, a biotechnology company. Before joining Affymetrix, Dr. Last served as Vice President, Global and Strategic Marketing of BD Biosciences and as General Manager of Pharmingen from 2004 to 2010. From 2002 to 2004, Dr. Last held management positions at Applied Biosystems, Inc., including as Vice President and General Manager from 2003 to 2004 and Vice President of Marketing 2002 to 2003. Earlier in his career, he served in a variety of management positions at other companies, including Incyte Genomics and Monsanto. Dr. Last holds PhD and MS degrees with specialization in Agrochemical Chemicals and Bio-Aeronautics, respectively, from Cranfield University, and a BS degree in Biological Sciences from the University of Leicester in the United Kingdom.

We believe Dr. Last is qualified to serve on our Board of Directors because of his extensive experience holding senior leadership positions within other biopharmaceutical companies and his many years of experience commercializing products in the genomics and life-sciences industries.

Louis E. Silverman, 65, joined our Board of Directors in November 2022 and was appointed Lead Independent Director in February 2023. Since February 2014, Mr. Silverman has served as the Chairperson and Chief Executive Officer of privately held Hicuity Health, Inc. (formerly known as Advanced ICU Care, Inc.), a health care services company providing remote patient monitoring services to hospitals. From 2014 to 2022, Mr. Silverman served as a director on the board of directors of STAAR Surgical Company, which designs, develops, manufactures, and sells implantable lenses for the eye and companion delivery systems used to deliver the lenses into the eye. From June 2012 through February 2014, Mr. Silverman served as a consultant and board advisor for private equity investors and others regarding health care technology and health care technology service companies, and health care services portfolio investments. From September 2009 through June 2012, Mr. Silverman was Chief Executive Officer of Marina Medical Billing Services, Inc., a revenue cycle management company serving ER physicians nationally. From September 2008 through August 2009, Mr. Silverman served as President and Chief Executive Officer of Qualcomm-backed health care start-up LifeComm. From August 2000 through August 2008, Mr. Silverman served as the President and Chief Executive officer of Quality Systems, Inc., a publicly traded developer of medical and dental practice management and patient records software. From 1993 through 2000, he served in multiple positions, including Chief Operations Officer, of CorVel Corporation, a publicly traded national managed care services/technology company. Mr. Silverman earned a BA from Amherst College and an MBA from Harvard Business School.

We believe Mr. Silverman is qualified to serve on our Board of Directors because of his extensive experience holding senior leadership and board positions with other public and private companies.

Required Vote

The required vote to elect a director is the affirmative vote of a majority of the shares of common stock represented and voting at the Meeting at which a quorum is present, provided that the shares voting affirmatively also constitute at least a majority of the required quorum. It is the intention of the persons named in the enclosed proxy, unless the proxy specifies otherwise, to vote the shares represented by such proxy “FOR” the election of each of the director nominees listed above. In the unlikely event that any nominee should be unable to serve as a director, proxies may be voted in favor of a substitute nominee designated by the Board of Directors. If you are a beneficial owner of shares held in street name, your bank, broker or other agent will not be allowed to vote in the election of directors unless you instruct your bank, broker or other agent how to vote on the form that they provided to you.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE

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CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has determined that Andrew J. Last and Louis E. Silverman qualify as “independent” in accordance with Rule 5605(a)(2) of The Nasdaq Stock Market LLC (“Nasdaq”). The members of our Audit Committee meet the additional independence standards under Nasdaq Rule 5605(c)(2) and Rule 10A-3 under the Exchange Act, and the members of our Compensation Committee meet the additional independence standards under Nasdaq Rule 5605(d)(2). Our independent directors received no compensation or remuneration for serving as directors except as disclosed under the section titled “DIRECTOR INDEPENDENCE.” None of these directors, nor any of the members of their respective families, have participated in any transaction with us that would disqualify them as “independent” directors under the standards described above. Joshua Riggs does not qualify as “independent” because he is our Chief Executive Officer and President.

Compliance with Nasdaq Corporate Governance Listing Requirements

In late April 2024, one of our directors, Mr. Alfred D. Kingsley, unexpectedly passed away. At the time of his death, Mr. Kingsley was a director of the Company, a member of the Audit Committee and Compensation Committee, and chair of the Nominating/Corporate Governance Committee. As a result, the Board of Directors currently consists of four members, only two of whom are “independent directors” under applicable Nasdaq listing standards, and the Company’s Audit Committee currently consists of only two members, rather than the minimum three members as required by applicable Nasdaq listing standards.

Family Relationships

There are no family relationships between any of our directors, director nominees, or executive officers.

Agreements with Directors or Executive Officers

None of our directors, director nominees, or executive officers were selected pursuant to any arrangement or understanding.

Legal Proceedings with Directors

There are no legal proceedings related to any of our directors, director nominees, or executive officers which are required to be disclosed pursuant to applicable SEC rules.

Directors’ Meetings

During the fiscal year ended December 31, 2023, our Board of Directors met 17 times. None of our directors attended fewer than 75% of the meetings of the Board of Directors and the committees on which they served. Directors are also encouraged to attend our annual meetings of shareholders, although they are not formally required to do so. All of our directors attended our annual meeting of shareholders in 20233.

Meetings of Non-Management Directors

Our non-management directors meet no less frequently than quarterly in executive session, without any directors who are Oncocyte officers or employees present. These meetings allow the non-management directors to engage in open and frank discussions about corporate governance and about our business, operations, finances, and management performance.

Shareholder Communications with Directors

If you wish to communicate with the Board of Directors or with individual directors, you may do so by following the procedure described on our website www.Oncocyte.com.

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Shareholder Engagement

Members of our Board of Directors have maintained open and interactive dialogue with our largest shareholders. We believe that active shareholder engagement will drive increased corporate accountability, improve decision making, and create long-term value for our shareholders.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to our principal executive officer, our principal financial officer and accounting officer, our other executive officers, and our directors. The purpose of the Code of Ethics is to deter wrongdoing and to promote the conduct of all Oncocyte business in accordance with high standards of integrity, including, among other things: (i) compliance with applicable governmental laws, rules, and regulations; (ii) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; (iii) the prompt internal reporting of any suspected violations of the Code of Ethics to appropriate persons or through Oncocyte’s Compliance Hotline/Helpline; (iv) complete cooperation in the investigation of reported violations and the provision of truthful, complete and accurate information; and (v) accountability for adherence to the Code of Ethics. A copy of our Code of Ethics has been posted on our internet website and can be found at www.Oncocyte.com. We intend to disclose any future amendments to certain provisions of our Code of Ethics, and any waivers of those provisions granted to our principal executive officers, principal financial officer, principal accounting officer or controller or persons performing similar functions, by posting the information on our website within four business days following the date of the amendment or waiver.

Board Leadership Structure

Our leadership structure bifurcates the roles of Chief Executive Officer and Chairman of the Board. Andrew Arno currently serves as Chairman of the Board, and serves as a liaison between the Board and our Chief Executive Officer. The Chairman of the Board also interfaces with our other non-management directors with respect to matters such as the members and chairs of Board committees, other corporate governance matters, and strategic planning.

Louis E. Silverman currently serves as our Lead Independent Director. We created the position of Lead Independent Director in February 2023 because at that time, Mr. Arno, the Chairman of the Board, did not qualify as an independent director. We expect our Lead Independent Director will provide independent oversight of the scheduling of board meetings, the agendas for those meetings, and ensuring that executive sessions of our Board of Directors are held not less than quarterly at which only non-employee directors are present.

The Board’s Role in Risk Management

The Board has an active role, as a whole, in overseeing management of the risks of our business. The Board regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with our research and development activities, regulatory compliance with respect to the operation of our CLIA laboratories, and our plans to expand our business. The Audit Committee provides oversight of our financial reporting processes and the annual audit of our financial statements. In addition, the Nominating/Corporate Governance Committee reviews and must approve any business transactions between Oncocyte and its executive officers, directors, and shareholders who beneficially own 5% or more of our outstanding shares of common stock.

Hedging Transactions

We have adopted an Insider Trading Policy that generally prohibits our employees, including our officers, directors, and their designees from engaging in short sales of Oncocyte securities (sales of securities that are not then owned), including a “sale against the box” (a sale with delayed delivery), or other hedging or monetization transactions with respect to Oncocyte securities, including, but not limited to, through the use of financial instruments such as exchange funds, prepaid variable forwards, equity swaps, puts, calls, collars, forwards and other derivative instruments.

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Clawback Policy

In November 2023, we adopted a Clawback Policy to create greater accountability for our executive officers and employees. Under the policy, if we are required to prepare an accounting restatement of our financial statements due to material noncompliance with any financial reporting requirement under the securities laws, we will require reimbursement or forfeiture of any excess incentive compensation received by executive officers and certain other employees during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement.

Our board of directors believes the adoption of our Clawback Policy is consistent with our executive compensation philosophy and objectives, and in furtherance of the board of directors’ intention to follow sound corporate governance practices.

Committees of the Board

Our Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating/Corporate Governance Committee.

Audit Committee

The current members of the Audit Committee are Andrew J. Last (Chair) and Louis E. Silverman. The Audit Committee currently has one vacancy, which our Board of Directors has until October 22, 2024 to fill pursuant to Nasdaq Listing Rule 5605-5(4)(B).

Andrew Arno, Alfred D. Kingsley, and Jennifer Carter previously served on the Audit Committee for all or a portion of 2023. The Audit Committee held five meetings during 2023. The purpose of the Audit Committee is to recommend the engagement of our independent registered public accountants, to review their performance and the plan, scope, and results of the audit, and to review and approve the fees we pay to our independent registered public accountants. The Audit Committee also will review our accounting and financial reporting procedures and controls. The Audit Committee has a written charter that requires the members of the Audit Committee to be directors who are independent in accordance with the applicable Nasdaq Rules and Rule 10A-3 under the Exchange Act. A copy of the Audit Committee Charter has been posted on our internet website and can be found at www.Oncocyte.com.

Our Board of Directors has determined that each of Andrew J. Last and Louis E. Silverman meets the criteria of an “audit committee financial expert” within the meaning of the SEC’s regulations.

Compensation Committee

The current members of the Compensation Committee are Louis E. Silverman (Chair) and Andrew Last. Alfred D. Kingsley and John Peter Gutfreund served as members of the Compensation Committee during all or a portion of 2023. The Compensation Committee met four times during 2023. The Compensation Committee oversees our compensation and employee benefit plans and practices, including executive compensation arrangements and incentive plans and awards of stock options and other equity-based awards under our equity plans, including our Incentive Plan. The Compensation Committee will determine or recommend to the Board of Directors the terms and amount of executive compensation and grants of equity-based awards to executives, key employees, consultants, and independent contractors. The Chief Executive Officer may make recommendations to the Compensation Committee concerning executive compensation and performance, but the Compensation Committee makes its own determination or recommendation to the Board of Directors with respect to the amount and components of compensation, including salary, bonus and equity awards to executive officers, generally taking into account factors such as company performance, individual performance, and compensation paid by peer group companies. A copy of the Compensation Committee Charter has been posted on our internet website and can be found at www.Oncocyte.com.

Oncocyte may engage compensation consultants from time to time to provide advice to management and the Compensation Committee, including with regard to market survey information and competitive market trends in employee, executive and directors’ compensation programs.

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Nomination of Candidates for Election as Directors

Nominating/Corporate Governance Committee and Nominating Policies and Procedures

The current members of the Nominating/Corporate Governance Committee are Andrew J. Last and Louis E. Silverman. Alfred D. Kingsley served as Chair of the Nominating/Corporate Governance Committee until April 2024 and John Peter Gutfreund served as Chair of the Nominating/Corporate Governance Committee from January 2023 to June 2023. The Board of Directors has commenced its search for a new Chair of the Nominating/Corporate Governance Committee. The purpose of the Nominating/Corporate Governance Committee is to recommend to the Board of Directors individuals qualified to serve as directors and on committees of the Board, and to make recommendations to the Board on issues and proposals regarding corporate governance matters. The Nominating/Corporate Governance Committee also oversees compliance with, and all requests for waivers of, our Code of Ethics, and under our Interested Persons Transaction Policy reviews for approval transactions between us and our executive officers, directors, and shareholders who beneficially own 5% or more of our outstanding shares of common stock.

The Nominating/Corporate Governance Committee will consider nominees for election as directors proposed by shareholders, provided that they notify the Nominating/Corporate Governance Committee of the nomination in proper written form, either by personal delivery or by United States registered mail, to our corporate Secretary at our principal executive offices no earlier than the close of business on the 120th calendar day and no later than the close of business on the 90th calendar day prior to the anniversary date of the immediately preceding annual meeting of shareholders. If the current year’s annual meeting is called for a date that is more than 30 days before or more than 60 days after the anniversary of the immediately preceding annual meeting of shareholders, notice must be received not later than the close of business on the 10th calendar day following the day on which we first make a public announcement of the date of the annual meeting of shareholders. To be in proper written form, the notice from a shareholder must include the information required by our bylaws. A copy of the Nominating/Corporate Governance Committee Charter has been posted on our internet website and can be found at www.Oncocyte.com.

The Board and the Nominating/Corporate Governance Committee have not set any specific minimum qualifications that a prospective nominee would need in order to be nominated to serve on the Board of Directors. Rather, in evaluating any new nominee or incumbent director, the Nominating/Corporate Governance Committee will consider whether the particular person has the knowledge, skills, experience, and expertise needed to manage our affairs in light of the skills, experience, and expertise of the other members of the Board as a whole. The Committee will also consider whether a nominee or incumbent director has any conflicts of interest with Oncocyte that might conflict with our Code of Ethics or that might otherwise interfere with their ability to perform their duties in a manner that is in the best interest of Oncocyte and its shareholders. The Committee will also consider whether including a prospective director on the Board will result in a Board composition that complies with (a) applicable state corporate laws, (b) applicable federal and state securities laws, and (c) the rules of the SEC and each stock exchange on which our shares are listed.

The Board of Directors and the Nominating/Corporate Governance Committee have not adopted specific policies with respect to a particular mix or diversity of skills, experience, expertise, perspectives, and background that nominees should have. However, the present Board was assembled with a focus on attaining a Board comprised of people with substantial experience in bioscience, the pharmaceutical or diagnostic industry, corporate management, and finance. The Board believes that this interdisciplinary approach best suits our needs at this particular stage, as we work to develop and commercialize diagnostic tests. Our Board of Directors believes that this interdisciplinary approach best suits our needs at this particular stage, as we work to develop and commercialize diagnostic tests.

In evaluating the diversity of the directors and considering potential nominees, the Board also considers any director diversity requirements for publicly traded companies under applicable federal and state laws and stock exchange rules. Nasdaq requires that its listed companies (i) annually disclose aggregated statistical information about the board’s voluntary self-identified gender and racial characteristics and LGBTQ+ status in substantially the format set forth in new Nasdaq Rule 5606 and (ii) either include on their board of directors, or publicly disclose why their board does not include, a certain number of “diverse” directors based upon the Company’s size.

While our Board of Directors has not yet identified an appropriate candidate, our Board intends to cause the Company to comply with the Nasdaq diversity rules and any applicable California diversity requirements by adding qualified women and qualified persons from underrepresented communities to the Board at a later date.

Our Nasdaq board diversity matrices for 2023 and 2022 are available on our website at www.Oncocyte.com. Our 2024 board diversity matrix will be posted to our website by December 31, 2024.

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DIRECTOR COMPENSATION

Directors and members of committees of our Board of Directors who are salaried employees of Oncocyte are entitled to receive compensation as employees but are not compensated for serving as directors or attending meetings of our Board of Directors or committees of our Board of Directors. All directors are entitled to reimbursements for their out-of-pocket expenses incurred in attending meetings of our Board of Directors or committees of our Board of Directors.

In 2023, non-employee directors, other than the Chairman of our Board of Directors, received an annual fee of $73,500 in cash for their service on our Board of Directors for the full year. Our Chairman received an annual cash fee of $83,500 for his service as Chairman of the Board of Directors and for his service on our Board of Directors. In addition to cash fees, non-employee directors received options to purchase 4,500 shares of common stock under the Incentive Plan and 1,000 restricted stock units under the Incentive Plan. Our Chairman received options to purchase an additional 2,250 shares of common stock under the Incentive Plan and 500 additional restricted stock units under the Incentive Plan. Our Lead Independent Director received options to purchase an additional 1,125 shares of common stock under the Incentive Plan and 250 additional restricted stock units under the Incentive Plan.

Fees earned or paid in cash are paid in quarterly installments, and the stock options and restricted stock units will vest one year from the date of grant, subject to the non-employee director’s continued service as a director of Oncocyte or a subsidiary from the date of grant until the vesting date or, if earlier, until the next annual meeting of shareholders. The options will expire if not exercised ten years from the date of grant.

The following table summarizes certain information concerning the compensation paid during the past fiscal year to each of the persons who served as directors during the year ended December 31, 2023 and who were not our employees on the date the compensation was earned.

Name	Fees Earned Or Paid in Cash	Option Awards(1)	Stock Awards(1)	Total
Andrew Arno	$83,500	$23,036	$6,000	$112,536
Jennifer Levin Carter(2)	$35,337	$—	$—	$35,337
Alfred D. Kingsley(3)	$73,500	$15,357	$4,000	$92,857
Andrew J. Last	$73,500	$15,357	$4,000	$92,857
John Peter Gutfreund(4)	$35,337	$—	$—	$35,337
Louis E. Silverman	$73,500	$19,196	$5,000	$97,696

(1)	Equity awards granted will vest and become exercisable one year from the date of grant, subject to the non-employee director’s continued service as a director of Oncocyte or a subsidiary from the date of grant until the vesting date or, if earlier, until the next annual meeting of shareholders, but must be reported here at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. Values are computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718, Compensation - Stock Compensation. We used the Black-Scholes Pricing Model to compute option fair values based on applicable exercise and stock prices, an expected option term, volatility assumptions, and risk-free interest rates.

(2)	Ms. Carter did not stand for reelection to the Board of Directors at the 2023 annual meeting of shareholders on June 23, 2023.

(3)	Mr. Kingsley no longer serves on the Board of Directors as of April 25, 2024 because he has unexpectedly passed away.

(4)	Mr. Gutfreund did not stand for reelection to the Board of Directors at the 2023 annual meeting of shareholders on June 23, 2023.

Stock awards consist entirely of restricted stock units (“RSUs”) and are valued in the table at the aggregate grant date fair value based on the closing price of Oncocyte common stock as quoted on the applicable trading market as if the stock awards were fully vested. Beginning on February 7, 2023, our common stock began trading on The Nasdaq Capital Market under the symbol “OCX.” Previously, our common stock traded under the same symbol on The Nasdaq Global Market since March 8, 2021, and prior to that, on the NYSE American.

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The following table summarizes the aggregate number of shares subject to outstanding equity awards held by our non-employee directors as of December 31, 2023:

Name	Aggregate Number of RSU Awards	Aggregate Number of Option Awards
Andrew Arno	1,500	21,426
Jennifer Levin Carter(1)	—	7,350
Alfred D. Kingsley(2)	1,000	32,165
Andrew J. Last	1,000	19,176
John Peter Gutfreund(3)	—	2,250
Louis E. Silverman	1,250	7,024

(1)	Dr. Carter did not stand for reelection to the Board of Directors at the 2023 annual meeting of shareholders on June 23, 2023. Unvested equity awards held by Dr. Carter as of June 23, 2023 vested subsequently in 2023.

(2)	Mr. Kingsley no longer serves on the Board of Directors as of April 25, 2024 because he has unexpectedly passed away. Mr. Kingsley’s equity awards ceased to vest on that date.

(3)	Mr. Gutfreund did not stand for reelection to the Board of Directors at the 2023 annual meeting of shareholders on June 23, 2023. Unvested equity awards held by Mr. Gutfreund as of June 23, 2023 vested subsequently in 2023.

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EXECUTIVE OFFICERS

The following persons are our executive officers and hold the offices set forth opposite their names.

Name	Age	Position
Joshua Riggs	42	President and Chief Executive Officer and Director
James Liu	29	Senior Director, Controller & Principal Accounting Officer, Interim Principal Financial Officer

Joshua Riggs, biographical information can be found in the section titled “PROPOSAL 1: ELECTION OF DIRECTORS – Directors and Director Nominees.”

James Liu, 29, was appointed Senior Director, Controller & Principal Accounting Officer on August 4, 2023. On that same date, the Company appointed Mr. Liu to the additional role of interim Principal Financial Officer. Mr. Liu previously served as Controller and Principal Accounting Officer of the Company since September 2022, after serving as Interim Controller from July 2022 to September 2022 and Manager of Securities and Exchange Commission Reporting & Compliance from July 2021 to July 2022. Prior to that, Mr. Liu was the Accounting Manager of Acacia Research Corporation from November 2020 to July 2021, and Senior Accountant at Gatekeeper Systems, Inc. (“Gatekeeper Systems”) from August 2019 to November 2020. Prior to joining Gatekeeper Systems, Mr. Liu served as Senior Assurance Associate at BDO USA, LLP from October 2016 to August 2019. Mr. Liu holds a BASc degree from the University of California, San Diego, and is a Certified Public Accountant.

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EXECUTIVE COMPENSATION

Smaller Reporting Company

We are a “smaller reporting company” as defined in the rules and regulations of the SEC. As a smaller reporting company we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable, in general, to public companies that are not smaller reporting companies. Accordingly, this Report includes reduced disclosure about our executive compensation arrangements.

Summary Compensation Table

The following tables show certain information relating to the compensation of our President and Chief Executive Officer and the two highest paid individuals other than our President and Chief Executive Officer who were serving as executive officers at year end and whose total individual compensation exceeded $100,000 during 2022. We refer to such executive officers as our “Named Executive Officers”.

Name and principal position	Year	Salary	Bonus		Stock Awards(1)		Option Awards(1)		All Other Compensation(2)	Total
Joshua Riggs	2023	$339,846	$117,000		$—		$220,284	(4)	$47,780	$724,910
President and Chief Executive Officer(3)	2022	$242,028	$94,801	(5)	$—		$140,913	(6)	$36,368	$514,110

Anish John	2023	$147,138	—		—		$97,198	(8)	$204,826	$449,161
Former Chief Financial Officer(7)	2022	$285,962	$98,835	(9)	$145,500	(10)	$189,606	(11)	$18,259	$738,162

James Liu	2023	$191,360	$52,900		$—		$44,681	(13)	$15,572	$304,513
Controller and Principal Accounting Officer(12)	2022	$146,305	$36,330		$—		$67,252	(14)	$9,849	$259,736

Ekkehard Schütz	2023	$242,028	$132,700		$—		$165,892	(16)	$34,547	$575,167
Chief Science Officer(15)	2022	$—	$—		$—		$—		$—	$—

(1)	Option awards granted under our 2010 Employee Stock Option Plan (the “Option Plan”) or under our Incentive Plan are valued at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. Amounts shown in this column do not reflect dollar amounts actually received by our Named Executive Officers. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted, computed in accordance with the provisions of FASB ASC Topic 718. For stock options that have performance-based (sometimes referred to as milestone-based) vesting conditions, compensation is shown in the tables in the same manner as Oncocyte recorded stock-based compensation expense for the grant on the basis of the estimated probability that the vesting condition will be met or the determination that the condition has been met. We used the Black-Scholes Pricing Model to compute option fair values based on applicable exercise and stock prices, an expected option term, volatility assumptions, and risk-free interest rates. Our Named Executive Officers will only realize compensation upon exercise of the stock options and to the extent the trading price of our common stock is greater than the exercise price of such stock options at the time of exercise.

Time-based stock awards consist entirely of restricted stock units (“RSUs”) and are valued in the table at the aggregate grant date fair value based on the closing price of Oncocyte common stock as quoted on the applicable trading market as if the stock awards were fully vested. Beginning on February 7, 2023, our common stock began trading on the Nasdaq Capital Market under the symbol “OCX.” Previously, our common stock traded under the same symbol on The Nasdaq Global Market since March 8, 2021, and prior to that, on the NYSE American. For stock awards that have performance-based (sometimes referred to as milestone-based) vesting conditions, compensation is shown in the tables in the same manner as Oncocyte recorded stock-based compensation expense for the grant on the basis of the estimated probability that the vesting condition will be met or the determination that the condition has been met. The fair value of the stock awards was measured using Black-Scholes option-pricing model assuming that performance goals will be achieved for the performance-based stock awards, and the Monte Carlo simulation model for the market-based vesting conditions.

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For a full discussion of Oncocyte’s accounting of stock-based compensation under ASC 718, please refer to Note 2 to our consolidated financial statements found in our Original Report.

(2)	Other compensation consists primarily of employer contributions to employee accounts under our 401(k) plan and severance payments to Mr. John. See Executive Employment Agreements, Change of Control Provisions and Separation Payments – Separation Payments for more information.

(3)	In December 2022, Mr. Riggs was appointed Interim President and Chief Executive Officer and was later appointed President and Chief Executive Officer in February 2023. Mr. Riggs was not a Named Executive Officer in 2021.

(4)	In January 2023, Mr. Riggs was granted 12,874 stock options exercisable at an exercise price of $9.26 per share. In June 2023, Mr. Riggs was granted 17,500 stock options exercisable at an exercise price of $4.26 per share. In August 2023, Mr. Riggs was granted 40,000 stock options exercisable at an exercise price of $3.34 per share. Mr. Riggs was also granted 5,821 stock options in February 2023, exercisable at an exercise price of $7.80 per share, that were deemed earned in 2022.

(5)	Includes $56,880 in cash and 5,821 stock options exercisable at an exercise price of $7.80 per share.

(6)	In March 2022, Mr. Riggs was granted 1,500 stock options exercisable at an exercise price of $27.80 per share. In May 2022, Mr. Riggs was granted 500 stock options exercisable at an exercise price of $23.40 per share. In December 2022, Mr. Riggs was granted 12,500 stock options exercisable at an exercise price of $9.28 per share.

(7)	Mr. John ceased serving as Oncocyte’s Chief Financial Officer effective June 15, 2023.

(8)	In January 2023, Mr. John was granted 12,523 stock options exercisable at an exercise price of $9.26 per share.

(9)	Includes $59,301 in cash and 6,069 stock options exercisable at an exercise price of $7.80 per share.

(10)	In August 2022, Mr. John was granted 7,500 RSUs.

(11)	In March 2022, Mr. John was granted 3,750 stock options exercisable at an exercise price of $23.00 per share. In June 2022, Mr. John was granted 2,500 stock options exercisable at an exercise price of $19.80 per share. In August 2022, Mr. John was granted 5,000 stock options exercisable at an exercise price of $19.40 per share.

(12)	Mr. Liu was appointed Controller & Principal Accounting Officer in September 2022.

(13)	In January 2023, Mr. Liu was granted 2,853 stock options exercisable at an exercise price of $9.26 per share. In February 2023, Mr. Liu was granted 8,482 stock options exercisable at an exercise price of $3.11 per share.

(14)	In March 2022, Mr. Liu was granted 500 stock options exercisable at an exercise price of $23.00 per share and 113 stock options exercisable for $27.80 per share. In September 2022, Mr. Liu was granted 3,750 stock options exercisable at an exercise price of $17.74 per share.

(15)	Dr. Schütz was not a Named Executive Officer in 2022.

(16)	In January 2023, Dr. Schütz was granted 12,873 stock options exercisable at an exercise price of $9.26 per share. In February 2023, Dr. Schütz was granted 6,044 stock options exercisable at an exercise price of $7.80 per share. In August 2023, Dr. Schütz was granted 20,000 stock options exercisable at an exercise price of $3.34 per share.

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Pay-Versus-Performance

This section provides information about the relationship between executive compensation “actually paid” to our Chief Executive Officer and other named executive officers and certain financial performance measures of the Company in accordance with Item 402(v) of Regulation S-K. In determining the compensation “actually paid,” we are required to make various adjustments to amounts previously reported in the Summary Compensation Table to reflect different valuation methods prescribed by the SEC between this section and the disclosure in the Summary Compensation Table.

	Current CEO Pay(1)		Former CEO Pay(1)		Other NEO Pay(1)		Value of Initial Fixed $100 Investment Based On:
Year	Summary compensation table total for Current CEO(2)	Compensation actually paid to Current CEO(3)	Summary compensation table total for Former CEO(2)	Compensation actually paid to Former CEO(3)	Average summary compensation table total for non-PEO named executive officers(2)	Average compensation actually paid to non-PEO named executive officers(3)	Total shareholder return(4)	Net (Loss)(5)
2023	$4,605,771	$2,472,962	$—	$—	$2,416,256	$378,105	$5.23	$27,781
2022	$514,110	$204,901	$2,352,595	$325,333	$871,918	$250,704	$13.43	$(72,902)
2021	—	—	$2,921,838	$2,343,798	$1,601,026	$1,211,938	$90.79	$(64,097)

(1)	Ronald Andrews was our Chief Executive Officer in 2021 and a portion of 2022 (our “Former CEO”). On December 1, 2022, Joshua Riggs succeeded Mr. Andrews as our Interim Chief Executive Officer and was later appointed President and Chief Executive Officer in February 2023 (our “Current CEO”). Our named executive officers other than our Chief Executive Officer (our “Other NEOs”) were Anish John, James Liu and Ekkehard Schütz in 2023, Gisela Paulsen, Douglas Ross, Anish John and James Liu in 2022, and Mitchell Levine and Douglas Ross in 2021.

(2)	Reflects, for each of our Current CEO and our Former CEO, the total compensation reported in the Summary Compensation Table and for the Other NEOs, the average total compensation reported in the Summary Compensation Table in each of fiscal years indicated.

(3)	Represents the compensation actually paid to each of our Current CEO and Former CEO and the average compensation actually paid to our Other NEOs in each of the fiscal years indicated as computed in accordance with Item 402(v) of Regulation S-K, as set forth below:

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Compensation actually paid to CEO and average compensation actually paid to Other NEOs
	As Reported in Summary Compensation Table(a)			Equity Award Adjustments
Year	Total	Deduct Stock Awards	Deduct Option Awards	Add Fair Value as of Year End of Awards Granted During Year that Remain Outstanding and Unvested as of Year End(b)	Add Year over Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding and Unvested as of Year End(c)	Add Fair Value as of Vesting Date of Awards Granted During Year that Vested During Year(d)	Add Year over Year Change in Fair Value of Awards Granted in Prior Year that Vest During Year(e)	Subtract Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year(f)	Compensation “Actually Paid”(g)
				Current CEO
2023	$4,605,771	$—	$(4,098,991)	$1,316,687	$29,103	$—	$620,393	$—	$2,472,962
2022	$514,110	—	$(140,913)	$71,818	$(169,628)	—	$(70,486)	—	$204,900
2021	—	—	—	—	—	—	—	—	—
				Former CEO
2023	$—	—	$—	$—	$—	—	$—	—	$—
2022	$2,352,595	$(493,125)	$(745,933)	—	$(662,709)	$290,597	$(416,093)	—	$325,333
2021	$2,921,838	—	$(2,120,000)	$746,647	$(86,383)	—	$881,696	—	$2,343,798
				Other NEOs
2023	$2,416,256	$—	$(2,011,274)	$249,361	$(90,182)	$83,976	$65,766	$(335,797)	$378,105
2022	$871,918	$(214,125)	$(169,396)	$29,100	$(120,255)	$43,427	$(189,964)	—	$250,704
2021	$1,601,026	—	$(1,081,200)	$380,790	$(45,736)	—	$357,058	—	$1,211,938

(a)	Reflects, for each our Current CEO and Former CEO, the applicable amounts reported in the Summary Compensation Table and for the Other NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated.
(b)	Reflects either (i) the fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the fair value, with respect to the Other NEOs, in each case as of December 31 of the covered fiscal year of awards granted in the covered fiscal year that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.
(c)	Reflects either (i) the change in fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the change in fair value, with respect to the Other NEOs, in each case from December 31 of the prior fiscal year to December 31 of the covered fiscal year of awards granted in a prior fiscal year that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.
(d)	Reflects either (i) the fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the fair value, with respect to the Other NEOs, in each case, as of the day awards became vested in the covered fiscal year, when such awards were also granted in the covered fiscal year.

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(e)	Reflects either (i) the change in fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the change in fair value, with respect to the Other NEOs, in each case from December 31 of the prior fiscal year to the day awards became vested in the covered fiscal year, when such awards were granted in a prior fiscal year.
(f)	Reflects either (i) the fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the fair value, with respect to the Other NEOs, in each case as of December 31 of the covered fiscal year of awards granted in the covered fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year.
(g)	Reflects, for each of our Current CEO and our Former CEO, the total compensation actually paid and for the Other NEOs, the average total compensation actually paid in each of fiscal years indicated.

(4)	For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in our common stock (NASDAQ: OCX) from December 31, 2020 through December 31 of each covered fiscal year 2021, 2022 and 2023 (each such period referred to herein as a measurement period). The cumulative total stockholder return on each series of our common stock is calculated by dividing (a) the sum of (i) the cumulative amount of dividends (assuming dividend reinvestment) over the applicable measurement period and (ii) the difference between (A) the share price on December 31 of the covered fiscal year and (B) the share price on December 31, 2020, and (b) the share price on December 31, 2020.

(5)	Represents the amount of net loss reflected in our consolidated financial statements for each covered fiscal year.

Relationship Between Compensation Actually Paid and Net Loss

Because the Company is an early-stage company, we have had limited revenue during the periods presented, and have incurred operating losses since inception. Consequently, we do not believe there is any meaningful relationship between our net loss and compensation actually paid to our NEOs during the periods presented.

Relationship Between Compensation Actually Paid and Cumulative TSR

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Executive Employment Agreements, Change of Control Provisions and Separation Payments

Employment Agreements and Arrangements

We have entered into an employment agreement with our current President and Chief Executive Officer Joshua Riggs. Our Chief Science Officer Ekkehard Schütz has entered into a Managing Director Service Agreement with our wholly owned German subsidiary, Chronix Biomedical GmbH.

Joshua Riggs

We entered into an amended and restated employment agreement dated June 6, 2023 and amended July 13, 2023 (as amended the “Riggs Employment Agreement”) with Mr. Riggs, related to his services with the Company.

The Riggs Employment Agreement provides for (i) a base salary of $360,000 per annum (pro-rated for partial years), (ii) a target bonus opportunity of fifty percent (50%) of Mr. Riggs’ base salary, and (iii) eligibility to participate in employee benefit programs and plans offered by the Company. Under the Riggs Employment Agreement, Mr. Riggs received options to purchase 17,500 shares of Company common stock (the “CEO Grant”) under the Incentive Plan.

The options in the CEO Grant will vest and thereby become exercisable, generally subject to Mr. Riggs’ continued employment with the Company and compliance with any restrictive covenants by which he is bound on each vesting date, as follows: twenty-five percent (25%) of the options will vest on the one-year anniversary of the effective date of grant, and the balance of the options will vest in thirty-six (36) substantially equal monthly installments, commencing on the first anniversary of the effective date of grant.

The CEO Grant was granted on June 9, 2023, at an exercise price per share equal to the fair market value of a share of the Company’s common stock on the applicable effective date of grant, determined in accordance with the Incentive Plan. Except to the extent that provisions of the Incentive Plan relating to termination of continuous service as an employee apply to the termination of options, to the extent not exercised, the options will expire ten years from the effective date of grant. The options will be incentive stock options to the extent permitted by Section 422 of the Internal Revenue Code. The CEO Grant is subject to the terms and conditions of a stock option agreement, the Incentive Plan, and the Riggs Employment Agreement.

In the event Mr. Riggs’ employment is terminated by the Company without Cause (excluding due to death or disability) or by Mr. Riggs for Good Reason (as each such term is defined in the Riggs Employment Agreement), in addition to any accrued but unpaid base salary and any other vested benefits (the “Accrued Obligations”), subject to the execution of a release of claims and Mr. Riggs’ continued compliance with any restrictive covenants by which he may be bound, Mr. Riggs will be entitled to receive: (i) an amount equal to twelve (12) months of Mr. Riggs’ base salary, payable at Company’s sole discretion either (x) in a lump sum on the first payroll date following the sixtieth (60th) day following the date of termination or (y) in twelve (12) equal monthly installments during the twelve (12) months following the date of termination; (ii) a pro-rated annual bonus based for the year of termination based on actual performance; (iii) reimbursement of health care premiums for up twelve (12) months following the date of termination; and (iv) accelerated vesting of the next vesting tranche of any outstanding time-based equity awards. In the event Mr. Riggs’ employment is terminated due to death, by the Company due to Disability (as defined in the Riggs Employment Agreement) or for Cause, or by Mr. Riggs’ without Good Reason, Mr. Riggs will receive the Accrued Obligations.

The Riggs Employment Agreement also contains customary restrictive covenants, including restrictions related to non-solicitation, competitive activities, non-publicity, non-disparagement and cooperation. In addition, in connection with entering into the Riggs Employment Agreement, Mr. Riggs also entered into (i) an employee confidential information and inventions assignment agreement, and (ii) the Company’s standard form indemnification agreement for officer and directors of the Company.

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Anish John

During 2023, the annual salary of Mr. John, our former Chief Financial Officer was $330,000. Mr. John was eligible to receive discretionary annual bonuses based on achievement of personal and corporate performance goals established by our Board of Directors, with a target bonus equal to 50% of his annual base salary.

James Liu

During 2023, the annual salary of Mr. Liu, our Senior Director, Controller & Principal Accounting Officer, Interim Principal Financial Officer was $200,000. Mr. Liu is eligible to receive discretionary annual bonuses based on achievement of personal and corporate performance goals established by our Board of Directors, with a target bonus equal to 35% of his annual base salary.

Ekkehard Schütz

During 2023, the annual salary of Dr. Schütz, our Chief Science Officer was $351,525. Dr. Schütz is eligible to receive discretionary annual bonuses based on achievement of personal and corporate performance goals established by our Board of Directors, with a target bonus equal to 50% of his annual base salary.

Dr. Schütz previously entered into a Managing Director Service Agreement with our wholly owned German subsidiary Chronix Biomedical GmbH (“Chronix Germany”), relating to his services as Managing Director of Chronix Germany. Managing Director Service Agreement provides for (i) a base salary of € 315,000 per annum, and (ii) a target bonus opportunity of forty percent (40%) of base salary.

Either party may terminate the agreement upon 6 months’ written notice. In addition, the agreement will terminate automatically when Dr. Schütz reaches the age at which he becomes entitled to a regular old age pension payable the German statutory pension scheme, or if Dr. Schütz becomes unable to work in general or specifically unable to exercise his profession.

The Managing Director Service Agreement also contains certain restrictive covenants, including a two-year non-compete following the termination of the agreement. During this two-year period, Dr. Schütz will receive monthly compensation equal to 50% of latest contractual benefits.

The agreement also provides for the assignment to Chronix of Dr. Schütz’s inventions and intellectual property rights.

Separation Payments

Separation Payments to Mr. John

In connection with Mr. John’s departure on June 15, 2023, the Company and Mr. John entered into a separation agreement and general release of all claims (the “John Separation Agreement”). The John Separation Agreement provides that Mr. John will receive benefits consisting of: (i) a cash severance amount of $330,000.06, which is payable over twelve (12) months in substantially equal installments, (iii) accelerated vesting of Mr. John’s unvested stock option awards that were scheduled to vest based solely on the passage of time during the twelve (12) month period following June 15, 2023, (iv) a payment of twelve (12) months of premium costs of group health plan continuation coverage in the total amount of $2,456.76, which is payable over nine (12) months in substantially equal installments following June 15, 2023, and (v) an additional payment of $5,490 in lieu of certain stock options that were offered, but not issued, to Mr. John under his offer letter.

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Outstanding Equity Awards at Fiscal Year End

The following table summarizes certain information concerning stock options and other equity awards granted by us under the Option Plan and the Incentive Plan held as of December 31, 2023 by our Named Executive Officers:

Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable			Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Joshua Riggs		5,338	(2)	912	$26.60	July 22, 2030	—	—	—	—

		1,769	(3)	730	$106.80	February 25, 2031	—	—	—	—

		749	(4)	750	$27.80	March 24, 2032	—	—	—	—

		197	(5)	302	$23.40	May 3, 2032	—	—	—	—

		12,499	(6)	—	$9.20	December 7, 2032	—	—	—	—
		—	(7)	12,873	$9.26	January 17, 2033	—	—	—	—

		—	(8)	5,820	$7.80	February 24, 2033	—	—	—	—

		—	(9)	17,499	$4.26	June 9, 2033	—	—	—	—

		—	(10)	40,000	$3.34	August 15, 2033	—	—	—	—

Anish John		—	(11)	—	$76.00	September 13, 2031	—	—	—	—

		—	(12)	—	$23.00	March 15, 2032	—	—	—	—

		—	(13)	—	$23.00	March 15, 2032	—	—	—	—

		—	(14)	—	$19.81	June 1, 2032	—	—	—	—

		—	(15)	—	$19.40	August 15, 2032	—	—	—	—
		—	(16)	—	$9.26	January 17, 2023	—	—	—	—
		—	(17)	—	$7.80	February 24, 2023	—	—	—	—

James Liu		302	(18)	198	$23.00	March 15, 2032	—	—	—	—

		56	(19)	57	$27.80	March 24, 2032	—	—	—	—

		1,175	(20)	2,575	$17.74	September 20, 2032	—	—	—	—

		—	(21)	2,853	$9.26	January 17, 2033	—	—	—	—

		—	(22)	8,482	$3.11	October 10, 2033	—	—	—	—

Ekkehard	Schütz	8,332	(23)	4,167	$109.20	April 16, 2031	—	—	—	—

		2,187	(24)	2,188	$23.00	March 15, 2032	—	—	—	—

		2,187	(25)	—	$23.00	March 15, 2032	—	—	—	—

		—	(26)	12,874	$9.26	January 17, 2033	—	—	—	—

		—	(27)	6,044	$7.80	February 24, 2033	—	—	—	—

		—	(28)	20,000	$3.34	August 15, 2033	—	—	—	—

(1)	Except as otherwise indicated below, one quarter of the options shall vest upon completion of 12 full months of continuous employment measured from the date of grant, and the balance of the options will vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous employment.

(2)	The date of grant was July 22, 2020.

(3)	The date of grant was February 25, 2021.

(4)	The date of grant was March 24, 2022.

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(5)	The date of grant was May 3, 2022.

(6)	The date of grant was December 7, 2022. The options will vest on the first anniversary of the grant date.

(7)	The date of grant was January 17, 2023. The options vested (i) one-third on January 17, 2024, (ii) one-third on January 17,2025, (iii) one-third on January 17, 2026.

(8)	The date of grant was February 24, 2023.

(9)	The date of grant was June 9, 2023.

(10)	The date of grant was August 15, 2023. The options vest subject to the achievement by Oncocyte of pre-defined product and regulatory goals.

(11)	The date of grant was September 13, 2021.

(12)	The date of grant was March 15, 2022.

(13)	The date of grant was March 15, 2022. The options vest subject to the achievement by Oncocyte of pre-defined product and regulatory goals in 2022. 50% of the options vested on December 31, 2023, and the remaining options were cancelled..

(14)	The date of grant was June 1, 2022.

(15)	The date of grant was August 15, 2022. The RSUs vest on January 1, 2024 subject to the achievement by Oncocyte of a pre-determined financial objective related to available cash.

(16)	The date of grant was January 17, 2023. The options vested (i) one-third on January 17, 2024, (ii) one-third on January 17,2025, (iii) one-third on January 17, 2026.

(17)	The date of grant was February 24, 2023.

(18)	The date of grant was March 15, 2022.

(19)	The date of grant was March 24, 2022.

(20)	The date of grant was September 20, 2022.

(21)	The date of grant was January 17, 2023. The options vested (i) one-third on January 17, 2024, (ii) one-third on January 17,2025, (iii) one-third on January 17, 2026.

(22)	The date of grant was October 10, 2023.

(23)	The date of grant was April 16, 2021.

(24)	The date of grant was March 15, 2022.

(25)	The date of grant was March 15, 2022. The options vest subject to the achievement by Oncocyte of pre-defined product and regulatory goals in 2022. 50% of the options vested on December 31, 2023, and the remaining options were cancelled.

(26)	The date of grant was January 17, 2023. The options vested (i) one-third on January 17, 2024, (ii) one-third on January 17,2025, (iii) one-third on January 17, 2026.

(27)	The date of grant was February 24, 2023.

(28)	The date of grant was August 15, 2023. The options vest subject to the achievement by Oncocyte of pre-defined product and regulatory goals.

The Incentive Plan

The following summary of the Incentive Plan is a summary only and does not purport to include all of the terms of the Incentive Plan, and is qualified by the full terms of the Incentive Plan.

We have adopted the Incentive Plan that permits us to grant awards, or Awards, consisting of stock options, the grant or sale of restricted stock (“Restricted Stock”), the grant of stock appreciation rights (“SARs”), and the grant of hypothetical units issued with reference to our common stock (“Restricted Stock Units” or “RSUs”), for up to 1,050,000 shares of our common stock. The Incentive Plan also permits Oncocyte to issue such other securities as our Board of Directors or the Compensation Committee administering the Incentive Plan may determine. Awards of stock options, Restricted Stock, SARs, and RSUs (“Awards”) may be granted under the Incentive Plan to Oncocyte employees, directors, and consultants.

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Awards may vest and thereby become exercisable or have restrictions on forfeiture lapse on the date of grant or in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events. Awards may not vest, in whole or in part, earlier than one year from the date of grant. Vesting of an Award after the date of grant may be accelerated only in the limited circumstances specified in the Incentive Plan. In the case of the acceleration of vesting of any performance-based Award, acceleration of vesting shall be limited to actual performance achieved, pro rata achievement of the performance goal(s) on the basis for the elapsed portion of the performance period, or a combination of actual and pro rata achievement of performance goals.

No Awards may be granted under the Incentive Plan more than ten years after the date upon which the Incentive Plan was adopted by our Board of Directors, and no options or SARs granted under the Incentive Plan may be exercised after the expiration of ten years from the date of grant.

Stock Options

Options granted under the Incentive Plan may be either “incentive stock options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended, or “non-qualified” stock options that do not qualify incentive stock options. Incentive stock options may be granted only to Oncocyte employees and employees of subsidiaries. The exercise price of stock options granted under the Incentive Plan must be equal to the fair market of our common stock on the date the option is granted. In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of Oncocyte stock, the exercise price of any incentive stock option must be at least 110% of the fair market value of the common stock on the grant date, and the term of the option may be no longer than five years. The aggregate fair market value of common stock (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $100,000.

The exercise price of an option may be payable in cash or in common stock having a fair market value equal to the exercise price, or in a combination of cash and common stock, or other legal consideration for the issuance of stock as our Board of Directors or Compensation Committee may approve.

Generally, options will be exercisable only while the optionee remains an employee, director or consultant, or during a specific period thereafter, but in the case of the termination of an employee, director, or consultant’s services due to death or disability, the period for exercising a vested option shall be extended to the earlier of 12 months after termination or the expiration date of the option.

Restricted Stock and Restricted Stock Units

In lieu of granting options, we may enter into purchase agreements with employees under which they may purchase or otherwise acquire Restricted Stock or RSUs subject to such vesting, transfer, and repurchase terms, and other restrictions. The price at which Restricted Stock may be issued or sold will be not less than 100% of fair market value. Employees or consultants, but not executive officers or directors, who purchase Restricted Stock may be permitted to pay for their shares by delivering a promissory note or an installment payment agreement that may be secured by a pledge of their Restricted Stock. Restricted Stock may also be issued for services actually performed by the recipient prior to the issuance of the Restricted Stock. Unvested Restricted Stock for which we have not received payment may be forfeited, or we may have the right to repurchase unvested shares upon the occurrence of specified events, such as termination of employment.

Subject to the restrictions set with respect to the particular Award, a recipient of Restricted Stock generally shall have the rights and privileges of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld for the recipient’s account, and interest may be credited on the amount of the cash dividends withheld. The cash dividends or stock dividends so withheld and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the recipient in cash or, at the discretion of our Board of Directors or Compensation Committee, in shares of common stock having a fair market value equal to the amount of such dividends, if applicable, upon the release of restrictions on the Restricted Stock and, if the Restricted Stock is forfeited, the recipient shall have no right to the dividends.

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The terms and conditions of a grant of RSUs shall be determined by our Board of Directors or Compensation Committee. No shares of common stock shall be issued at the time a RSU is granted. A recipient of Restricted Stock Units shall have no voting rights with respect to the RSUs. Upon the expiration of the restrictions applicable to a RSU, we will either issue to the recipient, without charge, one share of common stock per RSU or cash in an amount equal to the fair market value of one share of common stock.

At the discretion of our Board of Directors or Compensation Committee, each RSU (representing one share of common stock) may be credited with cash and stock dividends paid in respect of one share (“Dividend Equivalents”). Dividend Equivalents shall be withheld for the recipient’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld. Dividend Equivalents credited to a recipient’s account and attributable to any particular RSU (and earnings thereon, if applicable) shall be distributed in cash or in shares of common stock having a fair market value equal to the amount of the Dividend Equivalents and earnings, if applicable, upon settlement of the RSU. If a RSU is forfeited, the recipient shall have no right to the related Dividend Equivalents.

SARs

An SAR is the right to receive, upon exercise, an amount payable in cash or shares, or a combination of shares and cash, equal to the number of shares subject to the SAR that is being exercised, multiplied by the excess of (a) the fair market value of a common share on the date the SAR is exercised, over (b) the exercise price specified in the SAR Award agreement. SARs may be granted either as free-standing SARs or in tandem with options. No SAR may be exercised later than 10 years after the date of grant.

The exercise price of an SAR shall not be less than 100% of the fair market value of one share of common stock on the date of grant. An SAR granted in conjunction with an option shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that the SAR by its terms shall be exercisable only when the fair market value per share exceeds the exercise price per share of the SAR or related option. Upon any exercise of an SAR granted in tandem with an option, the number of shares for which the related option shall be exercisable shall be reduced by the number of shares for which the SAR has been exercised. The number of shares for which an SAR issued in tandem with an option shall be exercisable shall be reduced by the number of shares for which the related option has been exercised.

Repricing Prohibition

The Incentive Plan prohibits any modification of the purchase price or exercise price of an outstanding option or other Award if the change would effect a “repricing’ without shareholder approval. As defined in the Incentive Plan, “repricing” means a reduction in the exercise price of an outstanding option or SAR or cancellation of an “underwater” or “out-of-the-money” Award in exchange for other Awards or cash. An “underwater” or “out-of-the-money” Award is defined to mean an Award for which the exercise price is less than the “fair market value” of Oncocyte common stock. The fair market value is generally determined by the closing price of Oncocyte common stock on Nasdaq or any other national securities exchange or inter-dealer quotation system on which Oncocyte common stock is traded.

Limitation on Share Recycling

Shares subject to an Award shall not again be made available for issuance or delivery under the Incentive Plan if those shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld by us to satisfy any tax withholding obligation, (c) shares covered by a stock-settled SAR or other Award that were not issued upon the settlement of the Award, or (d) shares repurchased by us using the proceeds from option exercises. Only shares subject to an Award that is cancelled or forfeited or expires prior to exercise or realization may be regranted under the Incentive Plan.

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Other Compensation Plans

We do not have any pension plans, defined benefit plans, or non-qualified deferred compensation plans other than those described above. As of the date of this Proxy Statement, we make contributions to 401(k) plans for participating executive officers and other employees.

The following table shows certain information concerning the options outstanding and available for issuance under all of our compensation plans and agreements as of December 31, 2023 (in thousands, except weighted average exercise price):

Plan Category	Number of Shares to be Issued upon Exercise of Outstanding Options, Warrants, and Rights(1)	Weighted Average Exercise Price of the Outstanding Options, Warrants, and Rights(1)	Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans(2)
Oncocyte Stock Option Plans Approved by Shareholders	160	$56.33	447

(1)	Includes both the Incentive Plan and our discontinued Employee Stock Option Plan.

(2)	All shares remaining available for future issuance are under the Incentive Plan.

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PRINCIPAL SHAREHOLDERS

The following table sets forth information as of April 29, 2024 concerning beneficial ownership of our common stock by each shareholder, who is not a director or officer of the Company, known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock. Information concerning certain beneficial owners of more than 5% of the outstanding common stock is based upon information disclosed by such owners in their reports on Schedule 13D or Schedule 13G and/or Section 16 reports.

Shareholder	Number of Shares	Percent of Total(1)

Broadwood Partners, L.P. (2) Broadwood Capital, Inc. Neal Bradsher 724 Fifth Avenue, 9th Floor New York, New York 10019	5,079,159	37.6%

AWM Investment Company, Inc.(3) c/o Special Situations Funds 527 Madison Avenue, Suite 2600 New York, NY 10022	1,440,063	9.99%

Bio-Rad Laboratories, Inc. 1000 Alfred Nobel Drive Hercules, California 94547	1,200,109	8.98%

Pura Vida Investments, LLC (4) Efrem Kamen 150 East 52nd Street, Suite 32001 New York, NY 10022	708,172	5.25%

(1)	Percentages are based on 13,364,637 shares of common stock, no par value, outstanding as of April 29, 2024.

(2)	According to the Schedule 13D/A filed on April 15, 2024, includes 5,079,159 shares of common stock beneficially owned by Broadwood Partners, L.P. (“Broadwood”), as adjusted to include shares issuable upon exercise of warrants beneficially owned by Broadwood, and 157 shares owned by Neal Bradsher. Broadwood Capital, Inc. is the general partner of Broadwood. Neal Bradsher is the President of Broadwood Capital, Inc. Broadwood Capital, Inc. shares voting power over and may be deemed to beneficially own the 5,079,159 shares owned by Broadwood. Mr. Bradsher shares voting power over and may be deemed to beneficially own the 5,079,159 shares owned by Broadwood.

(3)	Includes shares of common stock and warrants held by Special Situations Cayman Fund, L.P. (“Cayman”), Special Situations Fund III QP, L.P. (“SSFQP”), Special Situations Private Equity Fund, L.P. (“SSPE”) and Special Situations Life Sciences Fund, L.P. (“SSLS”). AWM Investment Company, Inc. (“AWM”) is the investment adviser to Cayman, SSFQP, SSPE and SSLS (collectively, the “Funds”). According to the Schedule 13G filed on February 14, 2023, AWM is the investment adviser to the Funds and, as of February 14, 2023, holds sole voting and investment power over 146,237 shares of common stock and warrants to purchase 32,833 shares of common stock held by Cayman, 608,049 shares and 117,261 warrants to purchase shares of common stock held by SSFQP, warrants to purchase 18,762 shares of common stock held by SSPE, and warrants to purchase 19,762 shares of common Stock held by SSLS. The warrants may only be exercised to the extent that the total number of shares of common stock beneficially owned does not exceed 4.99% of the outstanding shares.

In April 2024, SSFQP purchased an additional 265,454 shares of common stock and pre-funded warrants to purchase 265,454 shares of common stock, and Cayman purchased an additional 77,435 shares of common stock and pre-funded warrants to purchase 77,435 shares of common stock. The pre-funded warrants may only be exercised to the extent that the total number of shares of common stock beneficially owned does not exceed 9.99% of the outstanding shares.

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(4)	According to the Schedule 13G/A filed on February 14, 2024, includes 586,930 shares of common stock and warrants to purchase up to 121,242 shares of common stock held by Pura Vida Master Fund, Ltd. (the “Pura Vida Master Fund”), Pura Vida X Fund LP (the “Pura Vida X Fund”) and certain separately managed accounts (the “Accounts”). The warrants are subject to an ownership blocker provision that prevents the Accounts from exercising the warrants if they would have voting and dispositive power for more than 9.99% of the common stock outstanding following such exercise. Pura Vida Investments, LLC (“PVI”) serves as the investment manager to the Pura Vida Master Fund, Pura Vida X Fund and the Accounts. Efrem Kamen serves as the managing member of PVI. PVI and Mr. Kamen may be deemed to have shared voting and dispositive power with respect to the shares owned directly by the Pura Vida Master Fund, Pura Vida X Fund and the Accounts. PVI and Mr. Kamen disclaim beneficial ownership of those shares except to the extent of their pecuniary interest therein.

Security Ownership of Management

The following table sets forth information as of April 29, 2024 concerning beneficial ownership of our common stock and equity awards by each member of our Board of Directors, all Named Executive Officers, and all executive officers and directors as a group. Except as indicated below, the address for each director and executive officer listed is: c/o Oncocyte Corporation, 15 Cushing, Irvine, CA 92618.

Name	Number of Shares	Percent of Total(1)
Andrew Arno(2)	106,088	*
Alfred D. Kingsley(3)	55,076	*
Andrew J. Last(4)	22,685	*
Joshua Riggs(5)	36,623	*
Anish John(6)	—	*
Louis E. Silverman(7)	7,338	*
James Liu(8)	3,027	*
Ekkehard Schütz(9)	22,017	*
All executive officers and directors as a group (8 persons)(8)	252,854	1.87%

*Less than 1%

(1)	Percentages are based on 13,364,637 shares of common stock, no par value, outstanding as of April 29, 2024.

(2)	Includes 69,054 shares of common stock held solely by Mr. Arno, 7,804 shares held by JBA Investments LLC (“JBA”) and 7,804 shares held by MJA Investments LLC (“MJA”). Mr. Arno is the Manager of each of JBA and MJA and in such capacity has the right to vote and dispose of securities held by JBA and MJA. Includes (i) 21,426 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days, and (ii) 1,500 restricted stock units that will vest within 60 days.

(3)	Includes 23,456 shares held solely by Mr. Kingsley, and 3,767 shares held by Greenbelt Corp. and 938 shares held by Greenway Partners, LP, which are affiliates of Mr. Kingsley. Mr. Kingsley is the President of Greenbelt Corp. and the General Partner of Greenway Partners, LP, and, in such capacities, has the right to vote and dispose of the securities held by the two entities. Includes (i) 25,915 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days, and (ii) 1,000 restricted stock units that will vest within 60 days.

(4)	Includes (i) 19,176 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days, and (ii) 1,000 restricted stock units that will vest within 60 days.

(5)	Includes 33,118 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days.

(6)	Mr. John ceased serving as Oncocyte’s Chief Financial Officer effective June 15, 2023.

(7)	Includes (i) 7,024 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days, and (ii) 1,250 restricted stock units that will vest within 60 days.

(8)	Includes 3,027 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days.

(9)	Includes 21,703 shares that may be acquired upon the exercise of certain stock options that are presently exercisable or that may become exercisable within 60 days.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2022, other than as disclosed below, we have not entered into any transactions, nor are there any currently proposed transactions, between us and any of our directors, director nominees, executive officers, or persons who own more than five percent of a registered class of our securities, and each of their respective immediate family members (each, a “related person”), where the amount involved exceeds, or is reasonably expected to exceed, $120,000 in a single fiscal year, and in which the related person has or will have a direct or indirect material interest.

Certain Sales of Equity Securities

On April 13, 2022, we entered into the Securities Purchase Agreement with certain investors, including Broadwood and John Peter Gutfreund, a former director of Oncocyte, in a registered direct offering of 11,765 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”), which are convertible into a total of 384,477 shares of common stock, at a conversion price of $30.60 (the “Series A Preferred Stock Offering”). Each of Broadwood and Mr. Gutfreund has a direct material interest in the Series A Preferred Stock offering and agreed to purchase 5,882.35 and 1,176.48 shares, respectively, in the Series A Preferred Stock offering and on the same terms as other investors. Additionally, Halle Capital Management, L.P. received $85,000 from the Company as reimbursement for its legal fees and expenses. Mr. Gutfreund is the Managing Partner of Halle Capital Management, L.P.

Further, on April 13, 2022, we entered into the Underwriting Agreement with BTIG, LLC, as representative of the underwriters named therein (the “Underwriters”), pursuant to which we agreed to issue and sell to the Underwriters an aggregate of 1,313,320 shares of common stock and warrants (“April 2022 Warrants”) to purchase up to 656,660 shares of common stock (the “Underwritten Offering”). Pursuant to the Underwritten Offering, Broadwood acquired from us (i) 261,032 shares of common stock, and (ii) 300,187 April 2022 Warrants to purchase up to 150,093 shares of common stock at an exercise price of $30.60 per share. However, the total number of shares of common stock that Broadwood purchased in the Underwritten Offering was 300,187, of which 39,154 existing shares were acquired by the underwriters in the open market and re-sold to Broadwood. Certain funds and accounts managed by PVI (collectively, “Pura Vida”) acquired from us (i) 249,204 shares of common stock, and (ii) 286,585 April 2022 Warrants to purchase up to 143,292 shares of common stock. However, the total number of shares of common stock that Pura Vida purchased in the Underwritten Offering was 286,585, of which 37,380 existing shares were acquired by the underwriters in the open market and re-sold to Pura Vida. Halle Special Situations Fund LLC purchased from us (i) 309,976 shares of common stock, and (ii) 356,472 2022 Warrants to purchase up to 178,236 shares of common stock. Mr. Gutfreund is the investment manager and a control person of Halle Capital Partners GP LLC, the managing member of Halle Special Situations Fund LLC. However, the total number of shares of common stock that Halle Special Situations Fund LLC purchased in the Underwritten was 356,472, of which 46,496 existing shares were acquired by the underwriters in the open market and re-sold to Halle Special Situations Fund LLC.

On April 3, 2023, we entered into a securities purchase agreement with certain investors, including Broadwood, Pura Vida and entities affiliated with AWM, and certain individuals, including our Chairman Andrew Arno and former director John Peter Gutfreund (and certain of their affiliated parties), which provided for the sale and issuance by the Company of an aggregate of 2,274,709 shares of common stock at an offering price of: (i) $6.03 to investors who are not considered to be “insiders” of the Company pursuant to Nasdaq Listing Rules (“Insiders”), which amount reflected the average closing price of the Common Stock on Nasdaq during the five trading day period immediately prior to pricing, and (ii) $7.08 to Insiders, which amount reflected the final closing price of the common stock on Nasdaq on the last trading day immediately prior to pricing. Broadwood purchased 1,341,381 shares of common stock for $8,093,361.84, Pura Vida purchased 33,150 shares of common stock for $200,013.84 and entities affiliated with AWM purchased 472,354 shares of common stock for $2,849,999.92. Mr. Arno and his affiliated parties purchased 21,162 shares of common stock for $150,000.51, and Mr. Gutfreund and his affiliated parties purchased 85,250 for $604,252.00.

On April 5, 2023, we redeemed all of the 588.23529 shares of Series A Preferred Stock held by Mr. Gutfreund for $618,672.34. Mr. Gutfreund is no longer a related party as of June 23, 2023.

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On April 11, 2024, we entered into a securities purchase agreement with certain investors, including Broadwood, entities affiliated with AWM, Bio-Rad Laboratories, Inc. (“Bio-Rad”), and certain individuals, including our Chairman Andrew Arno, which provided for the issuance and sale in a private placement (the “Private Placement”) of an aggregate of 5,076,900 shares of common stock and pre-funded warrants (“Pre-Funded Warrants”) to purchase up to 342,888 shares of common stock. The purchase price for one share of common stock was $2.9164, and the purchase price for one Pre-Funded Warrant was $2.9163. Insiders subscribed for 42,373 of the shares of common stock sold in the Private Placement, at a purchase price of $2.95 per share of common stock, which amount reflected the final closing price of the common stock on Nasdaq on the last trading day immediately prior to pricing. Broadwood purchased 2,420,000 shares of common stock for $7,057,688, entities affiliated with AWM purchased 342,889 shares of common stock and 342,889 Pre-Funded Warrants for $2,000,000.04, and Bio-Rad purchased 1,200,109 shares of common stock for $3,499,997.89. Mr. Arno purchased 33,898 shares of common stock for $100,000.00. Our director Andrew Last is the Executive Vice President and Chief Operating Officer of Bio-Rad.

Other Transactions

We previously employed the son of Andrew Arno, Chairman of the Board as its Senior Manager, Investor Relations, Corporate Planning & Development. The total compensation paid by the Company to Mr. Arno’s son since January 1, 2022 is approximately $200,000. Mr. Arno’s son is no longer an employee of the Company as of July 28, 2023.

During the year ended December 31, 2023, we purchased $581,000 in laboratory equipment and incurred $375,000 in laboratory related expenses from Bio-Rad Laboratories, Inc. (“Bio-Rad”). As of December 31, 2023, Oncocyte’s accounts payable due to Bio-Rad was $206,000.

On April 5, 2024, we entered into an agreement with Bio-Rad to collaborate in the development and the commercialization of research use only and in vitro diagnostics kitted transplant products (the “Collaboration Agreement”). Under the Collaboration Agreement, Bio-Rad agreed to purchase shares of our common stock equal to 9.99% of the total number of shares of common stock issued and outstanding immediately after the closing of such investment, provided that the total purchase price would not exceed $3,500,000 unless Bio-Rad chooses to exceed such limit (the “Bio-Rad Investment”). The Bio-Rad Investment was completed in connection with the Private Placement. In addition, we will pay Bio-Rad a single digit royalty payment based on certain net sales under the Collaboration Agreement, and Bio-Rad has an option for the exclusive right to promote, market and sell certain kits worldwide subject to certain conditions. If and when such options is exercised, Bio-Rad will purchase additional shares of our common stock, at then then-current market price per share, up to a specified maximum aggregate purchase price. Our director Dr. Last recused himself from all Board discussions related to the Collaboration Agreement and the Bio-Rad Investment.

Policy

Our Board of Directors has adopted a Related Person Transaction Policy to assist us in identifying, reviewing and approving or rejecting related person transactions. Under the policy, any related person transaction proposed to be entered by the Company must be reviewed, approved or ratified by the Nominating/Corporate Governance Committee of the Board, as described in the policy. The related person transaction may be approved or ratified only if the Nominating/Corporate Governance Committee determines that, under all of the circumstances, the transaction is in, or is not in conflict with, the best interests of the Company.

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PROPOSAL NO. 2: RATIFICATION OF APPOINNTMENT OF ACCOUNTING FIRM

The Board of Directors has selected Marcum LLP (“Marcum”) as our independent registered public accounting firm for the year ending December 31, 2024. Marcum has served as our independent registered public accounting firm since October 10, 2023. The Board of Directors proposes and recommends that the shareholders ratify the selection of the firm of Marcum to serve as our independent registered public accounting firm for the year ending December 31, 2024.

We expect that a representative of Marcum will be present at the Meeting, by conference telephone, and will have an opportunity to make a statement if he or she so desires and may respond to appropriate questions from shareholders.

Changes in Certifying Accountant

During 2023, the Audit Committee of the Board of Directors, as a matter of good governance, invited several registered public accounting firms to participate in an evaluation process to consider a potential audit firm rotation.

As a result of this process, the Audit Committee approved the engagement of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, subject to Marcum’s completion of their client acceptance procedures. We dismissed WithumSmith+Brown, PC (“Withum”) as independent registered public accounting firm of the Company on September 29, 2023, and we engaged Marcum on October 10, 2023.

Withum’s report on our consolidated financial statements as of and for the fiscal years ended December 31, 2021 and December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2021 and December 31, 2022, and the subsequent interim period through June 30, 2023, there were (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between us and Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused Withum to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses related to the failure to design and maintain effective controls to address the initial application of complex accounting standards and accounting treatment of non-routine, unusual or complex events and transactions, which material weakness was remediated prior to June 30, 2023, as reported in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023.

We provided Withum with a copy of the disclosures in the Form 8-K filed on October 5, 2023. We requested that Withum furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Withum’s letter dated October 5, 2023 is attached as Exhibit 16.1 to the Form 8-K filed on October 5, 2023.

During the fiscal years ended December 31, 2021 and December 31, 2022, and the subsequent interim period through June 30, 2023, neither we nor anyone acting on our behalf consulted with Marcum with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Marcum concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

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Audit Fees, Audit Related Fees, Tax Fees and Other Fees

The following table sets forth the aggregate Audit, Audit Related and Tax Fees billed to us during the fiscal years ended December 31, 2023 and 2022:

	2023	2022
Audit Fees (1)	$175,000	$-
Audit Related Fees (2)	-	-
Tax Fees(3)	138,083	122,424
All Other Fees(4)	-	-
Total Fees	$313,083	$122,424

(1)	Audit Fees consist of fees billed by Marcum for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K, and review of the interim financial statements included in our Quarterly Reports on Form 10-Q, as applicable, and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees billed by Marcum for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” This category includes fees related to non-routine SEC filings.

(3)	Tax Fees consist of fees for professional services billed by Moss Adams, LLP rendered in connection with the preparation of consolidated and subsidiary federal and state income tax returns, and tax related provision work, research, compliance and consulting.

(4)	There were no other fees for the years ended December 31, 2023 and 2022.

Pre-Approval of Audit and Permissible Non-Audit Services

Our Audit Committee requires pre-approval of all audit and non-audit services. Other than de minimis services incidental to audit services, non-audit services shall generally be limited to tax services such as advice and planning and financial due diligence services. All fees for such non-audit services must be approved by the Audit Committee, except to the extent otherwise permitted by applicable SEC regulations. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. During 2023 and 2022, all of the fees paid to Marcum and Withum, as applicable, were approved by the Audit Committee.

Required Vote

Approval of the selection of Marcum to serve as our independent registered public accountants requires the affirmative vote of a majority of the shares of common stock represented at the Meeting, provided that a quorum is present. Unless otherwise directed by the shareholders, proxies will be voted “FOR” approval of the selection of Marcum as our independent registered public accounting firm for the year ending December 31, 2024.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF APPOINTMENT OF ACCOUNTING FIRM

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Report of the Audit Committee on the Audit of Our Consolidated Financial Statements

The following is the report of the Audit Committee with respect to Oncocyte’s audited consolidated financial statements for the year ended December 31, 2023.

The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that Oncocyte specifically incorporates such information by reference in such filing.

The members of the Audit Committee held discussions with our management and representatives of Marcum LLP, our independent registered public accountants, concerning the audit of our consolidated financial statements for the year ended December 31, 2023. The independent public accountants are responsible for performing an independent audit of our consolidated financial statements and issuing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles in the United States. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Oncocyte’s financial statements.

The Audit Committee members reviewed and discussed with management and representatives of the auditors the audited consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2023. Our auditors also discussed with the Audit Committee the adequacy of Oncocyte’s internal control over financial reporting.

The Audit Committee members discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee received the written disclosures and the letter mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the with the independent accountant the independent accountant’s independence. Based on the reviews and discussions referred to above, the Audit Committee unanimously approved the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission.

The Audit Committee also met on a quarterly basis with the auditors during 2023 to review and discuss our consolidated financial statements for the quarter and the adequacy of internal control over financial reporting.

The Audit Committee: Andrew J. Last (Chair) and Louis E. Silverman. Alfred D. Kingsley also served on the Audit Committee during the year ended December 31, 2023.

33

PROPOSAL NO. 3: SAY ON PAY PROPOSAL

In accordance with Section 14A of the Securities Exchange Act of 1934 and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted on July 21, 2010, we are required to seek, on a non-binding advisory basis, shareholder approval of the compensation of our named executive officers as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers. We expect that we will conduct our next say-on-pay vote at our 2025 annual meeting of stockholders.

Our executive compensation program is designed with the intention of effecting the following goals:

●	Attract, motivate and retain highly-qualified executive officers in a competitive market;
●	Provide compensation to our executives that are competitive and reward the achievement of challenging business objectives; and
●	Align our executive officers’ interests with those of our shareholders by providing a significant portion of total compensation in the form of equity awards.

Our Board of Directors believes that our current executive compensation program must be regularly reviewed and revised as necessary to ensure alignment of our executive officers’ interests with those of our shareholders. Shareholders are urged to read the “Executive Compensation” section of this proxy statement, which further discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers.

The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement and vote to approve the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, is hereby APPROVED.

Required Vote

The affirmative vote of a majority of the shares represented at the Meeting, provided that a quorum is present, is required to approve, on an advisory basis, the say on pay proposal. As an advisory vote, this proposal is not binding upon us. However, the Compensation Committee of our Board of Directors, which is responsible for designing and administering our executive compensation program, values the opinions expressed by our shareholders and will consider the outcome of the vote when making future compensation decisions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE SAY ON PAY PROPOSAL

34

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our securities, to file with the SEC reports of initial ownership (Form 3) and reports of changes in ownership (Form 4 and Form 5) of our securities. Officers, directors, and greater than ten percent stockholders are required by SEC rules to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the Section 16(a) reports that have been filed by or on behalf of our officers, directors, and persons who own more than ten percent of a registered class of our securities, as well as written representations from our officers and directors, we believe all such persons complied on a timely basis with the filing requirements of Section 16(a) during the year ended December 31, 2023.

PROPOSALS OF SHAREHOLDERS

Under our bylaws, shareholders who intend to present a proposal for action at our 2025 Annual Meeting of Shareholders must notify our management of such intention by notice received at our principal executive offices not earlier than February 28, 2025 and not later than March 30, 2025. Any such proposal must comply with the requirements set forth in our bylaws.

Shareholders who intend to present a proposal for action at our 2025 Annual Meeting of Shareholders must notify our management of such intention by notice received at our principal executive offices not later than December 30, 2024 for such proposal to be included in our proxy statement and form of proxy relating to such meeting.

To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees, other than our nominees, for our 2025 Annual Meeting of Shareholders, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 29, 2025

ANNUAL REPORT

Our Annual Report on Form 10-K, as amended, filed with the SEC for the fiscal year ended December 31, 2023, without exhibits, may be obtained by a shareholder without charge, upon written request to the Secretary of Oncocyte.

35

HOW TO ATTEND THE ANNUAL MEETING

IMPORTANT NOTICE:

As explained below, we have made arrangements for our shareholders to attend the Meeting online in lieu of attending in person.

Whether you plan to attend the Meeting online, we encourage you to sign and return the enclosed proxy card and indicate how you wish your shares to be voted at the Meeting. If you do attend the Meeting you will be able to revoke your proxy and vote at the Meeting by following the instructions in this Proxy Statement. If you are unable to attend the Meeting and you do not revoke your proxy, your shares will be voted as indicated on your proxy card.

Participating in the Meeting Online

This year we have made arrangements for our shareholders to attend and vote at the Meeting online through electronic video screen communication. Shareholders who wish to attend the Meeting online you will need to gain admission in the manner described below. Shareholders who follow the procedures for attending the Meeting online will be able to vote at the Meeting and ask questions. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate and vote at the Meeting online but may view the Meeting webcast by https://web.lumiconnect.com/259974801 and following the instructions to log in as a guest using the password oncocyte2024. Although the Meeting will not be held in person, shareholders will, to the extent possible, be afforded the same rights and opportunities to participate at the virtual meeting similarly to how they would participate at an in-person meeting.

If you are a “shareholder of record” (meaning that you have a stock certificate registered in your own name), to attend and participate in the Meeting online you will need to visit https://web.lumiconnect.com/259974801 and use the control number on your proxy card to log on. The password for the Meeting is oncocyte2024.

If you are a “street name” shareholder (meaning that your shares are held in an account at a broker-dealer firm) and you wish to participate and vote online at the Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. After obtaining a valid legal proxy from your broker, bank or other agent, you must register to attend the Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to Equiniti Trust Company LLC to receive a control number that may be used to access the Meeting online. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

Equiniti Trust Company, LLC

Attn: Proxy Tabulation Department

55 Challenger Road 2nd floor

Ridgefield Park, New Jersey 07660

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 21, 2024, five business day before the Meeting.

You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Meeting and vote your shares at https://web.lumiconnect.com/259974801 during the Meeting. The password for the meeting is oncocyte2024. Follow the instructions provided to vote. We encourage you to access the Meeting prior to the start time leaving ample time for the check in.

By Order of the Board of Directors,

Peter Hong

Secretary

April 29, 2024

36

ANNUAL MEETING OF SHAREHOLDERS OF

ONCOCYTE CORPORATION

June 28, 2024

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00003333330000001000 2 062824

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, AND "FOR" PROPOSALS NUMBERS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

NOMINEES	FOR	AGAINST	ABSTAIN
Joshua Riggs	☐	☐	☐
Andrew Arno	☐	☐	☐
Andrew J. Last	☐	☐	☐
Louis E. Silverman	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. Ratifying appointment of independent registered public accountants; and	☐	☐	☐
3. Approval, on an advisory basis, of named executive officer compensation in fiscal 2023.	☐	☐	☐

I WISH TO ATTEND AND VOTE SHARES AT THE MEETING ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

ONCOCYTE CORPORATION

June 28, 2024

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

ONLINE AT THE MEETING - The company will be hosting the meeting online live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiconnect.com/259974801 (password: oncocyte2024) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00003333330000001000 2 062824

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, AND "FOR" PROPOSALS NUMBERS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

NOMINEES	FOR	AGAINST	ABSTAIN
Joshua Riggs	☐	☐	☐
Andrew Arno	☐	☐	☐
Andrew J. Last	☐	☐	☐
Louis E. Silverman	☐	☐	☐
2. Ratifying appointment of independent registered public accountants; and	☐	☐	☐
3. Approval, on an advisory basis, of named executive officer compensation in fiscal 2023.	☐	☐	☐

I WISH TO ATTEND AND VOTE SHARES AT THE MEETING ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ONCOCYTE CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

June 28, 2024

The undersigned appoints Andrew Arno and Joshua Riggs, and each of them, with full power of substitution, as the undersigned's lawful agent and proxy to attend the Annual Meeting of Shareholders of Oncocyte Corporation on June 28, 2024 and any adjournment thereof and to represent and vote all Oncocyte Corporation shares of common stock standing in the name of the undersigned upon the books of the corporation.

Shares represented by this proxy will be voted in accordance with the instructions of the undersigned specified below. If this card contains no specific voting instructions the undersigned's shares will be voted FOR the election of directors, and FOR proposals 2 and 3. This proxy also authorizes each of the persons named above to vote at his discretion on (1) any other matter that the Board of Directors did not know, a reasonable time before the mailing of the notice of annual meeting, would be presented at the meeting, and (2) matters incidental to the conduct of the meeting.

(Continued and to be signed on the reverse side)

1.1 14475